UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2023
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 26, 2023, Ultralife Corporation issued a press release regarding the financial results for its third quarter ended September 30, 2023. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release of Ultralife Corporation dated October 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2023		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer